Sentinel Estate Provider

Survivorship Variable Universal Life Insurance Policy
issued by
National Life Insurance Company

Supplement dated October 31, 2000 to prospectus dated May 1, 2000

      We now anticipate that the substitutions of shares of new portfolios for some of the investment funds available under the Policies, which were discussed on page 16 of the Prospectus, will occur, with some changes, on November 30, 2000. New portfolios are to be substituted for five of the seven Market Street Fund Portfolios and all four of the Goldman Sachs Variable Insurance Trust portfolios. The chart below shows for each portfolio affected by a substitution, the replacement portfolio, and the replacement portfolio’s investment adviser.

Current Portfolio	Replacement Portfolio	Replacement Portfolio"s
Investment Adviser

Market Street Growth Portfolio	Sentinel Variable Products Common Stock Fund	National Life Investment Management Company, Inc.

Market Street Sentinel Growth Portfolio	Sentinel Variable Products Mid Cap Growth Fund	National Life Investment Management Company, Inc.

Market Street Aggressive Growth Portfolio	Sentinel Variable Products Small Company Fund	National Life Investment Management Company, Inc.

Market Street International Portfolio	Fidelity VIP Overseas Portfolio	Fidelity Research & Management Company

Market Street Money Market Portfolio	Sentinel Variable Products Money Market Fund	National Life Investment Management Company, Inc.

Goldman Sachs VIT International Equity Fund	Fidelity VIP Overseas Portfolio	Fidelity Management & Research Company

Goldman Sachs VIT Global Income Fund	Fidelity VIP Investment Grade Bond Portfolio	Fidelity Management & Research Company

Goldman Sachs VIT CORE Small Cap Equity Fund	Sentinel Variable Products Small Company Fund	National Life Investment Management Company, Inc.

Goldman Sachs VIT Mid Cap Value Fund	American Century VP Value Portfolio	American Century Investment Management, Inc.

The changes from those anticipated as of the date of the Prospectus are that

(1)	there will be no substitution involving the Market Street Managed Portfolio and the Market Street Bond Portfolio at this time;

(2)	the Market Street International Portfolio will be replaced by the Fidelity VIP Overseas Portfolio, instead of the J.P. Morgan International Opportunities Portfolio; and

(3)	the Goldman Sachs VIT CORE Small Cap Equity Fund will be replaced by the Sentinel Variable Products Small Company Fund, instead of the J.P. Morgan Small Company Portfolio.

      After the substitutions have been effected, all of the replacement portfolios will be available to all Policy Owners for allocation of premiums and for transfers. The Market Street Fund Portfolios which will be replaced and the Goldman Sachs Variable Insurance Trust Portfolios will no longer be available for allocation of premiums or for transfers.

      If you have allocated premiums to one or more of the Subaccounts that will be affected by the substitutions, you may, between now and sixty days after the substitutions are effected, transfer the portion of your Accumulated Value which is in an affected Subaccount from that Subaccount to any other available Subaccount, without that transfer limiting in any way the number of free transfers to which you would be entitled in the future.

      Prospectuses for each of the replacement portfolios which were not included in the Prospectus for the Policy dated May 1, 2000 are attached to this Supplement. Please refer to them for information on replacement portfolios of interest to you.

Additional Funds to be Made Available

      We also anticipate that as of December 1, 2000, nine new Subaccounts will become available for allocation of premiums and transfers. These new Subaccounts will invest in shares of the Sentinel Variable Products Growth Index Fund (managed by National Life Investment Management Company, Inc.), the Alger American Leveraged AllCap, Growth and Small Capitalization Portfolios (each managed by Fred Alger Management, Inc.), the Dreyfus Socially Responsible Growth Fund, Inc. (managed by The Dreyfus Corporation), Fidelity Variable Insurance Products Fund — Equity Income Portfolio (managed by Fidelity Management & Research Company) and three portfolios of INVESCO Variable Investment Funds, Inc. — VIF Dynamics Fund, VIF Technology Fund, and VIF Health Sciences Fund (each managed by INVESCO Funds Group, Inc.).

      Prospectuses for each of these new portfolios are attached to this Supplement. Please refer to them for information on these new portfolios.

Information on Expenses of Replacement and Additional Funds

      The table below shows information on the management fees, other expenses and total expenses of the replacement portfolios for which such information is not included in the Prospectus for the Policies dated May 1, 2000. In the cases of all portfolios other than the Sentinel Variable Products Trust portfolios, the information is based on actual expense ratios for the year ended December 31, 1999. In the cases of the Sentinel Variable Products Trust Portfolios, the information is based on estimates of expenses for the year ending December 31, 2000

	Management Fee,	Other Expenses,	Total Expenses,
	after any expense	after any expense	after any expense
	reimbursement	reimbursement	reimbursement

Sentinel Variable Products Trust:

Common Stock Fund	0.00%	0.48%	0.48%

Mid Cap Growth Fund	0.19%	0.52%	0.71%

Small Company Fund	0.05%	0.52%	0.57%

Growth Index Portfolio	0.04%	0.56%	0.60%

Money Market Fund	0.00%	0.40%	0.40%

Alger American Growth Portfolio	0.75%	0.04%	0.79%

Alger American Leveraged AllCap Portfolio	0.85%	0.08%	0.93%

Alger American Small Capitalization Portfolio	0.85%	0.05%	0.90%

Dreyfus Socially Responsible Growth Fund, Inc.	0.75%	0.04%	0.79%

Fidelity VIP Fund-Equity Income Portfolio	0.48%	0.08%	0.56%

INVESCO Variable Insurance Funds, Inc.

VIF Dynamics Fund	0.75%	0.51%	1.26%

VIF Technology Fund	0.75%	0.56%	1.31%

VIF Health Sciences Fund	0.75%	0.73%	1.48%

The fund expenses shown above are assessed at the underlying fund level and are not direct charges against the subaccounts. These underlying fund expenses are taken into consideration in computing each underlying fund’s net asset value, which is the share price used to calculate the unit values of the subaccounts. The management fees and other expenses are more fully described in the prospectuses for each individual underlying fund. The information relating to the underlying fund expenses was provided by the underlying funds. We did not independently verify it. In the absence of any voluntary fee waivers or expense reimbursements, the management fees, other expenses, and total expenses of the funds listed below would have been as follows:

	Management Fee	Other Expenses	Total Expenses

Sentinel Variable Products Trust:

Common Stock Fund	0.47%	0.52%	0.99%

Mid Cap Growth Fund	0.49%	0.52%	1.01%

Small Company Fund	0.50%	0.52%	1.02%

Growth Index Portfolio	0.30%	0.56%	0.86%

Money Market Fund	0.25%	0.52%	0.77%

Fidelity VIP Fund-Equity Income Portfolio	0.48%	0.09%	0.57%

INVESCO Variable Insurance Funds, Inc.

VIF Dynamics Fund	0.75%	1.53%	2.28%

VIF Technology Fund	0.75%	0.78%	1.53%

VIF Health Sciences Fund	0.75%	2.11%	2.86%

We expect these reimbursement arrangements to continue, but there are no legal obligations to continue these arrangements for any particular period of time, except that Sentinel Variable Products Trust will continue its reimbursement arrangements until at least December 31, 2002, unless permitted otherwise by a shareholder vote. If these reimbursement arrangements are terminated, the affected Portfolios’ expenses may increase.